Exhibit 99.1

NEWS RELEASE CALIFORNIA WATER SERVICE GROUP

	1720 North First Street San Jose, CA 95112-4598	March 20, 2013 For Immediate Release

Contact:	Tom Smegal (408) 367-8200 (analysts) Shannon Dean (310) 257-1435 (media)

CALIFORNIA WATER SERVICE GROUP PRICES

PUBLIC OFFERING OF 5,000,000 SHARES OF COMMON STOCK

SAN JOSE, CA, March 20, 2013 - California Water Service Group (NYSE: CWT) announced today a public offering of 5,000,000 shares of its common stock priced at $19.25 per share to yield total gross proceeds to the company of $96.25 million. The offering is expected to close on March 26, 2013. The company has granted the underwriters an option to purchase up to an additional 750,000 shares of its common stock to cover over-allotments, if any.  Robert W. Baird & Co. Incorporated and Wells Fargo Securities are acting as joint book running managers for the offering and Brean Capital, Janney Montgomery Scott, Ladenburg Thalmann & Co. Inc., J.J.B. Hilliard, W.L. Lyons, LLC, The Williams Capital Group, L.P. and Blaylock Robert Van, LLC are acting as co-managers.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the common stock in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

A copy of the prospectus supplement and prospectus relating to these securities may be obtained, when available, by contacting Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 E. Wisconsin Avenue, Milwaukee, WI 53202, Email: syndicate@rwbaird.com, or by calling 1-800-RWBAIRD (1-800-792-2473); or Wells Fargo Securities, Attention: Equity Syndicate Dept., 375 Park Avenue, New York, NY 10152, Email: cmclientsupport@wellsfargo.com, or by calling 1-800-326-5897.

California Water Service Group is the parent company of California Water Service Company, Washington Water Service Company, New Mexico Water Service Company, Hawaii Water Service Company, Inc., CWS Utility Services, and HWS Utility Services. Together these companies provide regulated and non-regulated water service to nearly 2 million people in California, Washington, New Mexico, and Hawaii. California Water Service Group’s common stock trades on the New York Stock Exchange under the symbol “CWT”.

Some of the information included in this press release contains forward-looking statements, such as statements related to the offering and the issuance and sale of common stock (including the expected timing of closing of the offering), and the availability of a final prospectus supplement, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve numerous risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in the forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “forecasting, “ “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indicators of whether, or the time at which, such performance or results will be achieved. There is no assurance that the events or circumstances reflected in forward-looking statements will occur or be achieved. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak as of the date of this press release or as of the dates indicated in the statements. All of our forward-looking statements are qualified in their entirety by this statement. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements contained in this press release: any material adverse change in the financial or securities markets within or outside the United States or in political, financial or economic conditions within or outside the United States or any material outbreak or material escalation of hostilities within or outside the United States or declaration by the United States of a national emergency or war or other material calamity or crisis within or outside the United States, including, without limitation, an act of terrorism, any suspension or limitation of trading in securities generally or in any of the securities of Cal Water by the SEC, by any exchange that lists such securities or in any over-the-counter market, any declaration by any governmental authority of a general banking moratorium, any financial market fluctuations, actual or perceived changes in general economic conditions, global trade or in the real estate sector, inflation risks, an actual or perceived downturn in the U.S., California or global economy, and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2012.

Additional information is available on our website at www.calwatergroup.com.